UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):   July 29, 2005

TENNESSEE COMMERCE BANCORP, INC.

Tennessee	000-51281	62-1815881
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

381 Mallory Station Road, Suite 207, Franklin, Tennessee 37067

(615) 599-2274

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On July 29, 2005, Tennessee Commerce Bancorp, Inc. (the “Company”) issued the press release and report to shareholders that is furnished as Exhibit 99.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to second quarter results of operations, financial condition, and other information.

Item 7.01.  Regulation FD Disclosure.

The information set forth in Item 2.02 above is incorporated by reference as if fully set forth herein.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements.  None

(b)           Pro Forma Financial Information.  None

(c)           Exhibits.

99.1         Press Release and Report to Shareholders issued by Tennessee Commerce Bancorp, Inc. dated July 29, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2005	TENNESSEE COMMERCE BANCORP, INC.

	By:	/s/ Arthur F. Helf
	Name:	Arthur F. Helf
	Title:	Chairman and Chief Executive Officer